Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Statement of Compliance
2.1	Statement of Compliance

The financial statements have been prepared in accordance with all applicable International Financial Reporting Standards (“IFRSs”) issued by the International Accounting Standards Board (“IASB”), which collective term includes all applicable individual International Financial Reporting Standards, International Accounting Standards (“IASs”) and Interpretations issued by the IASB. These consolidated financial statements have been authorized for issue by the Company’s board of directors on April 23, 2019.

Basis of Preparation
2.2	Basis of Preparation

The consolidated financial statements have been prepared under the historical cost convention, except that the following assets are stated at their fair value set out below:

•	Financial assets at fair value through other comprehensive income

•	Financial assets at fair value through profit and loss
(a)	Going Concern Assumption

As of December 31, 2018, current liabilities of the Group exceeded current assets by approximately RMB139.0 billion (2017: approximately RMB165.9 billion). Considering the current economic conditions and taking into account of the Group’s expected capital expenditure in the foreseeable future, management has comprehensively considered the Group’s available sources of funds as follows:

•	The Group’s continuous net cash inflows from operating activities;

•	Approximately RMB260.9 billion of revolving banking facilities, of which approximately RMB245.6 billion was unutilized as of December 31, 2018; and

•	Other available sources of financing from domestic banks and other financial institutions in view of the Group’s good credit history.

In addition, the Group believes it has the ability to raise funds from short, medium and long-term perspectives and maintain reasonable financing costs through appropriate financing portfolio.

Based on the above considerations, the Board of Directors is of the opinion that the Group has sufficient funds to meet its working capital commitments and debt obligations. As a result, the consolidated financial statements of the Group for the year ended December 31, 2018 have been prepared on a going concern basis.

(b)	Critical Accounting Estimates and Judgments

The preparation of the consolidated financial statements in conformity with IFRSs requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Judgments made by management in the application of IFRSs that have significant effect on the financial statements and major sources of estimation uncertainty are discussed in Note 4.

(c)	New Accounting Standards and Amendments

The Group has early adopted IFRS 9 (2010) “Financial Instruments” (“IFRS 9 (2010)”) in 2011. In 2018, the Group has been impacted by IFRS 9 (2014), “Financial Instruments” (“IFRS 9 (2014)”) in relation to measurement of credit losses, and impacted by IFRS 15, “Revenue from Contracts with Customers” (“IFRS 15”) in relation to capitalization of contract costs and presentation of contract assets and contract liabilities. Details of the changes in accounting policies are discussed in Note 2.2(c)(ii) for IFRS 9 (2014) and Note 2.2(c)(iii) for IFRS 15.

(i) Overview

Under the transition method chosen, the Group recognizes cumulative effect of the initial application of IFRS 9 (2014) and IFRS 15 as an adjustment to the opening balance of equity at January 1, 2018. Comparative information is not restated. The following table gives a summary of the opening balance adjustments recognized for each line item in the consolidated statements of financial position that has been impacted by IFRS 9 (2014) and IFRS 15:

	At December 31, 2017	Impact on initial application of IFRS 9 (2014) (Note 2.2(c)(ii))	Impact on initial application of IFRS 15 (Note 2.2(c)(iii))	At January 1, 2018
ASSETS

Deferred income tax assets	5,973	265	(584)	5,654
Contract assets	—	—	753	753
Other assets	20,721	—	(5,275)	15,446
Contract costs	—	—	6,856	6,856

Total non-current assets	495,261	265	1,750	497,276

Accounts receivable	13,964	(1,118)	—	12,846
Prepayments and other current assets	13,801	—	(2,221)	11,580
Contract assets	—	—	2,221	2,221

Total current assets	76,722	(1,118)	—	75,604

Total assets	571,983	(853)	1,750	572,880

EQUITY

Reserves	(20,912)	(85)	175	(20,822)
Retained profits
- Proposed final dividend	1,591	—	—	1,591
- Others	69,315	(768)	1,575	70,122

Total equity	304,347	(853)	1,750	305,244

CURRENT LIABILITIES

Accounts payable and accrued liabilities	125,260	—	3,671	128,931
Current portion of deferred revenue	350	—	(311)	39
Advances from customers	49,283	—	(49,000)	283
Contract liabilities	—	—	45,640	45,640

NON-CURRENT LIABILITIES

Deferred revenue	3,020	—	(782)	2,238
Contract liabilities	—	—	782	782

Total equity and liabilities	571,983	(853)	1,750	572,880

Net current liabilities	(165,900)	(1,118)	—	(167,018)

Total assets less current liabilities	329,361	(853)	1,750	330,258

Further details of these changes are set out in sub-sections (ii) and (iii) of this note.

(ii) IFRS 9 (2014), “Financial instruments”, including the amendments to IFRS 9, “Prepayment features with negative compensation”

The Group has early adopted IFRS 9 (2010) in 2011 and has applied IFRS 9 (2014) on January 1, 2018. Compared with IFRS 9 (2010), IFRS 9 (2014) includes the new expected credit losses model for impairment of financial assets, the new general hedge accounting requirements and limited amendments to the classification and measurement of financial assets.

The Group has applied IFRS 9 (2014) retrospectively to items that existed at January 1, 2018 in accordance with the transition requirements. The Group has recognized the cumulative effect of initial application as an adjustment to the opening equity at January 1, 2018. Therefore, comparative information continues to be reported under IFRS 9 (2010).

The following table summarizes the impact of transition to IFRS 9 (2014) on retained profits and reserves and the related tax impact at January 1, 2018.

Reserves and Retained profits
Recognition of additional expected credit losses on:
- financial assets measured at amortized cost	(1,118)

Related tax	265
Net decrease in retained profits and reserves at January 1, 2018	(853)

Further details of the nature and effect of the changes to previous accounting policies and the transition approach are set out below:

i.	Credit losses

IFRS 9 (2014) replaces the “incurred loss” model in IFRS 9 (2010) with an “expected credit loss” (“ECL”) model. The ECL model requires an ongoing measurement of credit risk associated with a financial asset and therefore recognizes ECLs earlier than under the “incurred loss” accounting model in IFRS 9 (2010).

The Group applies the new ECL model to the following items:

•

financial assets measured at amortized cost (including cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets); and

•	contract assets as defined in IFRS 15 (see Note 2.2(c)(iii)).

For further details on the Group’s accounting policy for accounting for credit losses, see Note 2.15.

Opening balance adjustment

As a result of this change in accounting policy, the Group has recognized additional ECLs amounting to RMB1,118 million, which decreased statutory reserve and retained profits by RMB853 million and increased gross deferred tax assets by RMB265 million at January 1, 2018.

The following table reconciles the closing loss allowance determined in accordance with IFRS 9 (2010) as of December 31, 2017 with the opening loss allowance determined in accordance with IFRS 9 (2014) as of January 1, 2018.

Loss allowance at December 31, 2017 under IFRS 9 (2010)	6,657
Additional credit loss recognized at January 1, 2018 on:
- Accounts receivable	1,118
Loss allowance at January 1, 2018 under IFRS 9 (2014)	7,775

ii.	Transition

Changes in accounting policies resulting from the adoption of IFRS 9 (2014) have been applied retrospectively, except as described below:

•

Information relating to comparative periods has not been restated. Differences in the carrying amounts of financial assets resulting from the adoption of IFRS 9 (2014) are recognized in retained profits and reserves as of January 1, 2018. Accordingly, the information presented for 2017 continues to be reported under IFRS 9 (2010) and thus may not be comparable with the current period.

•

If, at the date of initial application, the assessment of whether there has been a significant increase in credit risk since initial recognition would have involved undue cost or effort, a lifetime ECL has been recognized for that financial instrument.

(iii) IFRS 15, “Revenue from Contracts with Customers”

IFRS 15 establishes a comprehensive framework for recognizing revenue and some costs from contracts with customers. IFRS 15 replaces IAS 18, “Revenue”, which covered revenue arising from sale of goods and rendering of services, and IAS 11, “Construction contracts”, which specified the accounting for construction contracts.

IFRS 15 also introduces additional qualitative and quantitative disclosure requirements which aim to enable users of the financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

The Group has elected to use the cumulative effect transition method and has recognized the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2018. Therefore, comparative information has not been restated and continues to be reported under IAS 11 and IAS 18. As allowed by IFRS 15, the Group has applied the new requirements only to contracts that were not completed before January 1, 2018.

The Group’s previous revenue recognition accounting policies of bundled sales transactions were generally consistent with the requirements of IFRS 15 in material respects.

Further details of the nature and effect of the changes on previous accounting policies are set out below:

i.	Sales commission

The Group previously recognized sales commissions payable as other operating expenses when they were incurred. Under IFRS 15, the Group is required to capitalize these sales commissions as costs of obtaining contracts when they are incremental and are expected to be recovered, unless the expected amortization period is one year or less from the date of initial recognition of the asset, in which case the sales commissions can be expensed when incurred. Capitalized commissions are charged to profit or loss when the revenue from the related contract is recognized and are included as other operating expenses at that time.

The following table summarizes the impact of transition to IFRS 15 on retained profits and reserves and the related tax impact at January 1, 2018:

Reserves and Retained profits
Capitalization of sales commissions	2,334
Related tax	(584)
Net increase in retained profits and reserves at January 1, 2018	1,750

ii.	Presentation of contract assets, contract cost and contract liabilities

Under IFRS 15, a receivable is recognized only if the Group has an unconditional right to consideration. If the Group recognizes the related revenue before being unconditionally entitled to the consideration for the promised goods and services in the contract, then the entitlement to consideration is classified as a contract asset. Similarly, a contract liability, rather than a payable, is recognized when a customer pays consideration, or is contractually required to pay consideration and the amount is already due, before the Group recognizes the related revenue. For a single contract with the customer, either a net contract asset or a net contract liability is presented. For multiple contracts, contract assets and contract liabilities of unrelated contracts are not presented on a net basis.

Previously, contract balances relating to contracts in progress were presented in the consolidated statements of financial position under “Prepayments and other current assets”, “Other assets”, “Advances from customers” and “Deferred revenue”.

To reflect these changes in presentation, the Group has made the following adjustments at January 1, 2018, as a result of the adoption of IFRS 15:

a.

“Receivables for the sales of mobile handsets, net of allowance” which were previously included in “Prepayments and other current assets” and “Other assets”, amounting to RMB2,221 million and RMB753 million, respectively, are now included under contract assets.

b.

“Direct incremental costs for activating broadband and Internet Protocol Television (“IPTV”) subscribers” which were previously included in “Other assets”, amounting to RMB4,522 million, are now included under contract costs.

c.

(1) “Advances received from customers for prepaid cards, other calling cards and prepaid service fees” amounting to RMB45,329 million, which were previously included in “Advances from customers”; (2) “allocated portion of fair value for the subscriber points reward” which were previously included in “Deferred revenue” and “Current portion of deferred revenue”, amounting to RMB525 million and RMB207 million, respectively; (3) “installation fees of fixed-line service” which were previously included in “Deferred revenue” and “Current portion of deferred revenue”, amounting to RMB207 million and RMB104 million, respectively; and (4) “Advances received from customers for transmission lines usage and associated services” amounting to RMB50 million, which were previously included in “Deferred revenue”, are now included under contract liabilities. “Value-added tax (“VAT”) received from customer in advance” amounting to RMB3,671 million, which were previously included in “Advances from customers” are now included in accounts payables and accrued liabilities.

iii.	Disclosure of the estimated impact on the amounts reported in respect of the year ended December 31, 2018 as a result of the adoption of IFRS 15 on January 1, 2018.

The following tables summarize the estimated impact of adoption of IFRS 15 on the Group’s consolidated financial statements for the year ended December 31, 2018, by comparing the amounts reported under IFRS 15 in these consolidated financial statements with estimates of the hypothetical amounts that would have been recognized under IAS 18 and IAS 11 if those superseded standards had continued to apply to 2018 instead of IFRS 15. These tables show only those line items impacted by the adoption of IFRS 15:

	Amounts reported in accordance with IFRS 15	Hypothetical amounts under IASs 18 and 11	Difference: Estimated impact of adoption of IFRS 15 on 2018
Line items in the consolidated statements of income for the year ended December 31, 2018 impacted by the adoption of IFRS 15:

Other operating expenses	62,561	62,074	487

Income before taxation	13,081	13,568	(487)
Income tax expenses	(2,824)	(2,946)	122

Net Income for the year	10,257	10,622	(365)
Net Income attributable to equity shareholders of the Company	10,197	10,562	(365)

Earnings per share for income attributable to equity shareholders of the Company during the year:
Basic earnings per share (RMB)	0.33	0.34	(0.01)
Diluted earnings per share (RMB)	0.33	0.34	(0.01)

Line items in the consolidated statements of comprehensive income for the year ended December 31, 2018 impacted by the adoption of IFRS 15:

Total comprehensive income for the year	10,012	10,377	(365)
Total comprehensive income attributable to:
Equity shareholders of the Company	9,952	10,317	(365)

	Amounts reported in accordance with IFRS 15	Hypothetical amounts under IASs 18 and 11	Difference: Estimated impact of adoption of IFRS 15 on 2018
Line items in the consolidated statements of financial position as of December 31, 2018 impacted by the adoption of IFRS 15:
ASSETS

Deferred income tax assets	3,401	3,630	(229)
Contract assets	570	—	570
Other assets	14,645	19,000	(4,355)
Contract costs	5,632	—	5,632

Total non-current assets	464,411	462,793	1,618

Prepayments and other current assets	11,106	12,360	(1,254)
Contract assets	1,254	—	1,254

Total current assets	75,909	75,909	—
Total assets	540,320	538,702	1,618

EQUITY

Reserves	(20,154)	(20,293)	139
Retained profits
- Others	75,920	74,674	1,246
Total equity	314,286	312,901	1,385

LIABILITIES

Accounts payable and accrued liabilities	122,458	119,060	3,398
Taxes payable	911	678	233
Current portion of deferred revenue	78	1,161	(1,083)
Advances from customers	328	45,293	(44,965)
Contract liabilities	42,650	—	42,650
Total current liabilities	214,910	214,677	233

Total equity and liabilities	540,320	538,702	1,618
Net current liabilities	(139,001)	(138,768)	(233)
Total assets less current liabilities	325,410	324,025	1,385

Line items in the reconciliation of income before taxation to cash generated from operations for the year ended December 31, 2018 impacted by the adoption of IFRS 15:

Income before taxation	13,081	13,568	(487)
Increase in contract costs	(3,001)	—	(3,001)
Decrease/(Increase) in other assets	1,584	(1,721)	3,305
Decrease in contract assets	1,150	—	1,150
Decrease in prepayments and other current assets	60	1,027	(967)
Increase in accounts payable and accrued liabilities	6,591	6,268	323
Decrease in contract liabilities	(4,322)	—	(4,322)
Increase in deferred revenue	1,474	1,464	10
Increase/(Decrease) in advances from customers	45	(3,944)	3,989

The differences arise as a result of the changes in accounting policies described above.

(iv)	IFRIC 22, “Foreign currency transactions and advance consideration” (“IFRIC 22”)

This interpretation provides guidance on determining “the date of the transaction” for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) arising from a transaction in which an entity receives or pays advance consideration in a foreign currency.

The interpretation clarifies that “the date of the transaction” is the date on initial recognition of the non-monetary asset or liability arising from the payment or receipt of advance consideration. If there are multiple payments or receipts in advance of recognizing the related item, the date of the transaction for each payment or receipt should be determined in this way. The adoption of IFRIC 22 does not have any material impact on the financial position and the financial result of the Group.

(v)	Possible impact of amendments, new standards and interpretations issued but not yet effective for the year ended December 31, 2018

The IASB has issued a number of new IFRSs and amendments to IFRSs and IAS which are not yet effective for the year ended December 31, 2018 and which have not been adopted in these financial statements. Of these, the following developments are relevant to the Group’s financial statements:

Effective for accounting periods beginning on or after
IFRS 16, “Leases”	January 1, 2019
IFRIC 23, “Uncertainty over income tax treatments”	January 1, 2019
Annual Improvements to IFRSs 2015-2017 Cycle	January 1, 2019
Amendments to IAS 28, “Long-term interest in associates and joint ventures”	January 1, 2019

The Group is assessing the impact of such new standards, amendments to standards and interpretations, and will adopt the relevant standards, amendments to standards and interpretations in the subsequent period as required. In particular, the Group provides the following information in respect of IFRS 16, “Leases” which may has a significant impact on the Group’s consolidated financial statements. While the assessment has been substantially completed for IFRS 16, the actual impact upon the initial adoption of this standard may differ as the assessment completed to date is based on the information currently available to the Group, and further impacts may be identified before the standard is initially applied in the Group’s interim financial report for the six months ending June 30, 2019. The Group may also change its accounting policy elections, including the transition options, until the standard is initially applied in that financial report.

IFRS 16, “Leases” (“IFRS 16”)

Currently the Group classifies leases into finance leases and operating leases and accounts for the lease arrangements differently, depending on the classification of the lease. The Group enters into some leases as the lessor and others as the lessee.

IFRS 16 is not expected to impact significantly on the way that lessors account for their rights and obligations under a lease. However, once IFRS 16 is adopted, lessees will no longer distinguish between finance leases and operating leases. Instead, subject to practical expedients, lessees will account for all leases in a similar way to current finance lease accounting, i.e. at the commencement date of the lease the lessee will recognize and measure a lease liability at the present value of the minimum future lease payments and will recognize a corresponding “right-of-use” asset. After initial recognition of this asset and liability, the lessee will recognize interest expense accrued on the outstanding balance of the lease liability, and the depreciation of the right-of-use asset, instead of the current policy of recognizing rental expenses incurred under operating leases on a systematic basis over the lease term. As a practical expedient, the lessee can elect not to apply this accounting model to short-term leases (i.e. where the lease term is 12 months or less) and to leases of low-value assets, in which case the rental expenses would continue to be recognized on a systematic basis over the lease term.

IFRS 16 will primarily affect the Group’s accounting as a lessee of leases for properties, plant and equipment which are currently classified as operating leases. The application of the new accounting model is expected to lead to an increase in both assets and liabilities and to impact on the timing of the expense recognition in the statements of income over the period of the lease.

IFRS 16 is effective for annual periods beginning on or after January 1, 2019. As allowed by IFRS 16, the Group plans to use the practical expedient to grandfather the previous assessment of which existing arrangements are, or contain, leases. The Group will therefore apply the new definition of a lease in IFRS 16 only to contracts that are entered into on or after the date of initial application. In addition, the Group plans to elect the practical expedient for not applying the new accounting model to short-term leases and leases of low-value assets.

The Group plans to elect to use the modified retrospective approach for the adoption of IFRS 16 and will recognize the cumulative effect of initial application as an adjustment to the opening balance of equity at January 1, 2019 and will not restate the comparative information. As disclosed in Note 45.2, the Group’s future aggregate minimum operating lease and other service payments amounted to RMB54,751 million at December 31, 2018. Upon the initial adoption of IFRS 16, certain of the lease commitments will be recognized as the opening balances of lease liabilities and the corresponding right-of-use assets as of January 1, 2019, after taking account the effects of discounting.

Other than the recognition of lease liabilities and right-of-use assets, the Group expects that the transition adjustments to be made upon the initial adoption of IFRS 16 will not be material. However, the expected changes in accounting policies as described above could have a material impact on the Group’s financial statement from 2019 onwards.

Subsidiaries and Non-Controlling Interests
2.3	Subsidiaries and Non-Controlling Interests

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed, or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. When assessing whether the Group has power, only substantive rights (held by the Group and other parties) are considered.

An investment in a subsidiary is consolidated into the consolidated financial statements from the date that control commences until the date that control ceases. Intra-group balances, transactions and cash flows and any unrealized profits arising from intra-group transactions are eliminated in full in preparing the consolidated financial statements. Unrealized losses resulting from intra-group transactions are eliminated in the same way as unrealized gains but only to the extent that there is no evidence of impairment.

The Group adopted the purchase method of accounting to account for business combination of entities and businesses under common control before 2005. Under the purchase method of accounting in force at the date of the acquisition, the cost of an acquisition was measured at the fair value of the assets given, equity instruments issued and liabilities incurred or assumed at the date of exchange, plus costs directly attributable to the acquisition. Identifiable assets acquired and liabilities and contingent liabilities assumed were measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling interest. The excess of the cost of acquisition over the fair value of the Group’s share of the identifiable net assets acquired was recorded as goodwill. If the cost of acquisition was less than the fair value of the Group’s share of the identifiable net assets of the subsidiary acquired, the difference was recognized directly in the statements of income.

Business combination of entity and business under common control of the Group after 2005 was accounted for using merger accounting. Upon the first adoption of IFRSs by the Group in 2008, the Group adopted the accounting policy to account for business combinations of entities and businesses under common control using the predecessor values method.

Non-controlling interests represent the equity in a subsidiary not attributable directly or indirectly to the Company, and in respect of which the Group has not agreed any additional terms with the holders of those interests which would result in the Group as a whole having a contractual obligation in respect of those interests that meets the definition of a financial liability. For each business combination, the Group can elect to measure any non-controlling interests either at fair value or at the non-controlling interests’ proportionate share of the subsidiary’s net identifiable assets.

Non-controlling interests are presented in the consolidated statements of financial position within equity, separately from equity attributable to the equity shareholders of the Company. Non-controlling interests in the results of the Group are presented on the face of the consolidated statements of income and the consolidated statements of comprehensive income as an allocation of the total profit or loss and total comprehensive income for the year between non-controlling interests and the equity shareholders of the Company. Loans from holders of non-controlling interests and other contractual obligations towards these holders are presented as financial liabilities in the consolidated statements of financial position in accordance with Note 2.21 depending on the nature of the liability.

Changes in the Group’s interests in a subsidiary that do not result in a loss of control are accounted for as equity transactions, whereby adjustments are made to the amounts of controlling and non-controlling interests within consolidated equity to reflect the change in relative interests, but no adjustments are made to goodwill and no gain or loss is recognized.

When the Group loses control of a subsidiary, it is accounted for as a disposal of the entire interest in that subsidiary, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former subsidiary at the date when control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset (see Note 2.13) or, when appropriate, the cost on initial recognition of an investment in an associate or joint venture (see Note 2.4).

In the Company’s statements of financial position, an investment in a subsidiary is stated at cost less impairment losses (see Note 2.14), unless the investment is classified as held for sale (or included in a disposal group that is classified as held for sale).

Associates and Joint Ventures
2.4	Associates and Joint Ventures

An associate is an entity in which the Group has significant influence, but not control or joint control, over its management, including participation in the financial and operating policy decisions.

A joint venture is an arrangement whereby the Group and other parties contractually agree to share control of the arrangement, and have rights to the net assets of the arrangement.

An investment in an associate or a joint venture is accounted for in the consolidated financial statements under the equity method, unless it is classified as held for sale (or included in a disposal group that is classified as held for sale). Under the equity method, the investment is initially recorded at cost, adjusted for any excess of the Group’s share of the acquisition-date fair values of the investee’s identifiable net assets over the cost of the investment (if any). The cost of the investment includes purchase price, other costs directly attributable to the acquisition of the investment, and any direct investment into the associate or joint venture that forms part of the Group’s equity investment. Thereafter, the investment is adjusted for the post acquisition change in the Group’s share of the investee’s net assets and any impairment loss relating to the investment. The Group’s share of the post-acquisition post-tax results of the investees and any impairment losses for the year are recognized in the consolidated statements of income, whereas the Group’s share of the post-acquisition post-tax items of the investees’ other comprehensive income is recognized as other comprehensive income in the consolidated statements of comprehensive income.

When the Group’s share of losses exceeds its interest in the associate or the joint venture, the Group’s interest is reduced to nil and recognition of further losses is discontinued except to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the investee. For this purpose, the Group’s interest is the carrying amount of the investment under the equity method together with the Group’s long-term interests that in substance form part of the Group’s net investment in the associate or the joint venture.

Unrealized profits and losses resulting from transactions between the Group and its associates and joint venture are eliminated to the extent of the Group’s interest in the investee, except where unrealized losses provide evidence of an impairment of the asset transferred, in which case they are recognized immediately in profit or loss.

If an investment in an associate becomes an investment in a joint venture or vice versa, retained interest is not remeasured. Instead, the investment continues to be accounted for under the equity method.

In all other cases, when the Group ceases to have significant influence over an associate or joint control over a joint venture, it is accounted for as a disposal of the entire interest in that investee, with a resulting gain or loss being recognized in profit or loss. Any interest retained in that former investee at the date when significant influence or joint control is lost is recognized at fair value and this amount is regarded as the fair value on initial recognition of a financial asset.

Segment Reporting
2.5	Segment Reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision-Maker (“CODM”). The CODM, who is responsible for allocating resources and assessing performance of the operating segments regularly, has been identified as the Executive Directors of the Company that makes strategic decisions.

Foreign Currency Translation
2.6	Foreign Currency Translation

(a)	Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entities operate (“the functional currency”). The consolidated financial statements are presented in RMB, which is the Company’s functional and presentation currency.

For the convenience of the reader, the translation of RMB into United States dollars (“US$”) has been made at the rate of RMB6.8755 to US$1.00, representing the rate as certified by the H.10 weekly statistical release of Federal Reserve Board on December 31, 2018. No representation is made that RMB amounts could have been, or could be, converted into US$ at that rate or at any other certain rate on December 31, 2018 or at any other date. The US$ convenience translation is not required under IFRS and all US$ convenience translation amounts in the accompanying consolidated financial statements are unaudited.

(b)	Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuation where items are re-measured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the statements of income.

(c)	Group companies

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

•	Assets and liabilities for each statement of financial position presented are translated at the closing rate at the statements of financial position date;

•

Income and expenses for each statement of income are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

•	All resulting exchange differences are recognized in other comprehensive income and as a separate component of equity into other reserve.

On consolidation, exchange differences arising from the translation of the net investment in foreign operations, and of borrowings and other currency instruments designated as hedges of such investments, are taken to shareholders’ equity. When a foreign operation is sold, such exchange differences are recognized in the statements of income as part of the gain or loss on disposal.

Property, Plant and Equipment
2.7	Property, Plant and Equipment

(a)	Construction-in-progress

Construction-in-progress (“CIP”) represents buildings, plant and equipment under construction and pending installation, and is stated at cost less accumulated impairment losses. Costs include construction and acquisition costs, and interest charges arising from borrowings used to finance the assets during the construction period. No provision for depreciation is made on CIP until such time as the assets are completed and ready for its intended use. When the asset being constructed becomes available for use, the CIP is transferred to the appropriate category of assets.

(b)	Property, plant and equipment

Property, plant and equipment held by the Group are stated at cost less accumulated depreciation and accumulated impairment losses, and are depreciated over their expected useful lives.

Property, plant and equipment comprise buildings, telecommunications equipment, leasehold improvements, office furniture, fixtures, motor vehicles and other equipment. The cost of an asset, except for those acquired in exchange for a non-monetary asset or assets, comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.

If an item of property, plant and equipment is acquired in exchange for another item of property, plant and equipment, the cost of such an item of property, plant and equipment is measured at fair value unless (i) the exchange transactions lacks commercial substance or (ii) the fair value of neither the asset received nor the asset given up is reliably measurable. If the acquired item is not measured at fair value, its cost is measured at the carrying amount of the asset given up.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable at the time the costs are incurred that future economic benefits associated with the item will flow to the Group, and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to the statements of income during the financial period in which they are incurred.

(c)	Depreciation

Depreciation on property, plant and equipment is calculated using the straight-line method to allocate their costs less their residual values over their estimated useful lives, as follows:

	Depreciable life	Residual rate
Buildings	10 - 30 years	3-5%
Telecommunications equipment	5 - 10 years	3-5%
Office furniture, fixtures, motor vehicles and other equipment	5 - 10 years	3-5%

Leasehold improvements are depreciated over the shorter of their estimated useful lives and the lease periods.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each statement of financial position date.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount (Note 2.14).

(d)	Gain or loss on disposal of property, plant or equipment

Gains or losses on disposal of property, plant or equipment are determined by comparing the net sales proceeds with the carrying amounts, and are recognized in the statements of income.

Goodwill
2.8	Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is tested at least annually for impairment and carried at cost less accumulated impairment losses. Impairment losses on goodwill are not reversed. Gain or loss on the disposal of an entity includes the carrying amount of goodwill relating to the entity sold.

Goodwill is allocated to cash-generating units for the purpose of impairment testing. The allocation is made to those cash-generating units or groups of cash-generating units that are expected to benefit from the synergies of business combination in which the goodwill arose.

Lease Prepayments
2.9	Lease Prepayments

Lease prepayments represent payments for land use rights. Lease prepayments for land use rights are stated at cost initially and expensed on a straight-line basis over the lease period.

Contract costs
2.10	Contract costs

Contract costs are either the incremental costs of obtaining a contract with a customer or the costs to fulfill a contract with a customer which are not capitalized as inventory (see Note 2.16), property, plant and equipment (see Note 2.7) or intangible assets.

Incremental costs of obtaining a contract are those costs that the Group incurs to obtain a contract with a customer that it would not have incurred if the contract had not been obtained e.g. an incremental sales commission. Incremental costs of obtaining a contract are capitalized when incurred if the costs are expected to be recovered, unless the expected amortization period is one year or less from the date of initial recognition of the asset, in which case the costs are expensed when incurred. Other costs of obtaining a contract are expensed when incurred.

Costs to fulfill a contract are capitalized if the costs relate directly to an existing contract or to a specifically identifiable anticipated contract; generate or enhance resources that will be used to provide goods or services in the future; and are expected to be recovered. Costs that relate directly to an existing contract or to a specifically identifiable anticipated contract may include direct labor, direct materials, allocations of costs, costs that are explicitly chargeable to the customer and other costs that are incurred only because the Group entered into the contract. Other costs of fulfilling a contract, which are not capitalized as inventory, property, plant and equipment or intangible assets, are expensed as incurred.

Capitalized contract costs are stated at cost less accumulated amortization and impairment losses. Impairment losses are recognized to the extent that the carrying amount of the contract cost asset exceeds the net of (i) remaining amount of consideration that the Group expects to receive in exchange for the goods or services to which the asset relates, less (ii) any costs that relate directly to providing those goods or services that have not yet been recognized as expenses.

Amortization of capitalized contract costs is charged to profit or loss when the revenue to which the asset relates is recognized. The accounting policy for revenue recognition is set out in Note 2.26.

Contract assets and contract liabilities
2.11	Contract assets and contract liabilities

A contract asset is recognized when the Group recognizes revenue (see Note 2.26) before being unconditionally entitled to the consideration under the payment terms set out in the contract. Contract assets are assessed for ECL in accordance with the policy set out in Note 2.2(c)(ii) and are reclassified to receivables when the right to the consideration has become unconditional (see Note 2.17).

A contract liability is recognized when the customer pays consideration before the Group recognizes the related revenue (see Note 2.26). A contract liability would also be recognized if the Group has an unconditional right to receive consideration before the Group recognizes the related revenue. In such cases, a corresponding receivable would also be recognized (see Note 2.17).

The Group provides subscriber points reward program, the transaction price of providing telecommunications services and the subscriber points reward is allocated based on their standalone price. The allocated portion of transaction price for the subscriber points reward is recorded as contract liability when the rewards are granted and recognized as revenue when the points are redeemed or expired;

For a single contract with the customer, either a net contract asset or a net contract liability is presented. For multiple contracts, contract assets and contract liabilities of unrelated contracts are not presented on a net basis.

When the contract includes a significant financing component, the contract balance includes interest accrued under the effective interest method (see Note 2.26).

Other Assets
2.12	Other Assets

Other assets mainly represent (i) computer software; (ii) prepaid rental for premises, transmission lines and electricity cables.

(i)

Acquired computer software licenses are capitalized on the basis of the costs incurred to acquire and bring to use the specific software. These costs are amortized over their estimated useful lives on a straight-line basis.

(ii)	Long-term prepaid rental and usage fees for premises, transmission lines and electricity cables are amortized using a straight-line method over service period.

Financial Assets
2.13	Financial Assets

The Group classifies its financial assets into two measurement categories: those measured at amortized cost and those measured at fair value. The determination is made at initial recognition and the classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the instrument.

Financial assets measured at amortized cost

Investments are classified under this category if they satisfy both of the following conditions:

•

The assets are held within a business model whose objective is to hold assets in order to collect contractual cash flows for managing liquidity and generating income on the investments, but not for the purpose of realizing fair value gains; and

•

The contractual terms of the financial assets give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding, with interest being the consideration for the time value of money and for the credit risk associated with the principal amount outstanding during a particular period of time.

Cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets are also classified under this category.

Financial assets under this category are carried at amortized cost using effective interest method less provision for impairment. Gains and losses arising from disposal, being the differences between the net sales proceeds and the carrying values, are recognized in the statements of income. Interest income is recognized in the statements of income using the effective interest method and disclosed as interest income.

Financial assets measured at fair value

Investments and other financial assets are classified under this category if they do not meet the conditions to be measured at amortized cost.

Financial assets under this category are equity investments carried at fair value. Gains and losses arising from changes in fair value are included in the statements of income or the statements of comprehensive income in cases where an irrevocable election is made by the Group to recognize changes in fair value of an equity investment measured at fair value through the statements of income or the statements of comprehensive income, in the period in which they arise. Upon disposal of the investments, the differences between the net sale proceeds and the carrying values are included in the statements of income or the statements of comprehensive income. Dividend income is recognized when the right to receive a dividend is established and is disclosed separately as dividend income.

Purchases and sales of financial assets are recognized on the trade date. Financial assets are derecognized when the rights to receive cash flows from the assets have expired or the Group has transferred substantially all the risks and rewards of ownership of the assets.

Impairment of Non-Financial Assets
2.14	Impairment of Non-Financial Assets

Assets that have an indefinite useful life or are not yet available for use are not subject to amortization and are tested for impairment at each statement of financial position date. Assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of (i) an asset’s fair value less costs to sell and (ii) value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units). Assets other than goodwill that impairment losses were previously recognized are reviewed for possible reversal of the impairment at each reporting date.

Credit losses from financial instruments, contract assets and lease receivables
2.15	Credit losses from financial instruments and contract assets

a)	Policy applicable from January 1, 2018

The Group recognizes a loss allowance for ECLs on the following items:

•

financial assets measured at amortized cost (including cash and cash equivalents, short-term bank deposits and restricted deposits, accounts receivable, prepayments and other current assets, amounts due from ultimate holding company, amounts due from related parties, amounts due from domestic carriers and certain other assets); and

•	contract assets as defined in IFRS 15 (see Note 2.2(c)(iii)).

Financial assets measured at fair value, including financial assets at fair value through profit and loss and financial assets at fair value through other comprehensive income, are not subject to the ECL assessment.

Measurement of ECLs

ECLs are a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all expected cash shortfalls (i.e. the difference between the cash flows due to the Group in accordance with the contract and the cash flows that the Group expects to receive).

The maximum period considered when estimating ECLs is the maximum contractual period over which the Group is exposed to credit risk.

In measuring ECLs, the Group takes into account reasonable and supportable information that is available without undue cost or effort. This includes information about past events, current conditions and forecasts of future economic conditions.

ECLs are measured on either of the following bases:

•	twelve month ECLs: these are losses that are expected to result from possible default events within the twelve months after the reporting date; and

•	lifetime ECLs: these are losses that are expected to result from all possible default events over the expected lives of the items to which the ECL model applies.

Loss allowances for accounts receivable and contract assets are always measured at an amount equal to lifetime ECLs. ECLs on these financial assets are estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors and an assessment of both the current and forecast general economic conditions at the reporting date.

For all other financial instruments, the Group recognizes a loss allowance equal to twelve months ECLs unless there has been a significant increase in credit risk of the financial instrument since initial recognition, in which case the loss allowance is measured at an amount equal to lifetime ECLs.

Significant increases in credit risk

In assessing whether the credit risk of a financial instrument has increased significantly since initial recognition, the Group compares the risk of default occurring on the financial instrument assessed at the reporting date with that assessed at the date of initial recognition. The Group considers both quantitative and qualitative information that is reasonable and supportable, including historical experience and forward-looking information that is available without undue cost or effort.

In particular, the following information is taken into account when assessing whether credit risk has increased significantly since initial recognition:

•	failure to make payments of principal or interest on their contractually due dates;

•	an actual or expected significant deterioration in a financial instrument’s external or internal credit rating (if available);

•	an actual or expected significant deterioration in the operating results of the debtor; and

•	existing or forecast changes in the technological, market, economic or legal environment that have a significant adverse effect on the debtor’s ability to meet its obligation to the Group.

Depending on the nature of the financial instruments, the assessment of a significant increase in credit risk is performed on either an individual basis or a collective basis. When the assessment is performed on a collective basis, the financial instruments are grouped based on shared credit risk characteristics, such as past due status and credit risk ratings.

ECLs are remeasured at each reporting date to reflect changes in the financial instrument’s credit risk since initial recognition. Any change in the ECL amount is recognized as an impairment gain or loss in profit or loss. The Group recognizes an impairment gain or loss for all financial instruments with a corresponding adjustment to their carrying amount through a loss allowance account.

Credit-impaired financial assets

At each reporting date, the Group assesses whether a financial asset is credit-impaired. A financial asset is credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred. Evidence that a financial asset is credit-impaired includes the following observable events:

•	significant financial difficulties of the debtor;

•	a breach of contract, such as a default or delinquency in interest or principal payments;

•	it becoming probable that the borrower will enter into bankruptcy or other financial reorganization;

•	significant changes in the technological, market, economic or legal environment that have an adverse effect on the debtor; or

•	the disappearance of an active market for a security because of financial difficulties of the issuer.

Write-off policy

The gross carrying amount of a financial asset or contract asset is written off (either partially or in full) to the extent that there is no realistic prospect of recovery. This is generally the case when the Group determines that the debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off.

Subsequent recoveries of an asset that was previously written off are recognized as a reversal of impairment in profit or loss in the period in which the recovery occurs.

b)	Policy applicable prior to January 1, 2018

Prior to January 1, 2018, the Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or group of financial assets measured at amortized cost is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated.

Inventories and Consumables
2.16	Inventories and Consumables

Inventories, which primarily comprise handsets, SIM/USIM cards and accessories, are stated at the lower of cost and net realizable value. Cost is based on the first-in-first-out method and comprises all costs of purchase and other costs incurred in bringing the inventories to their present location and condition. Net realizable value for all the inventories is determined on the basis of anticipated sales proceeds less estimated selling expenses.

Consumables consist of materials and supplies used in maintaining the Group’s telecommunications networks and are charged to the statements of income when brought into use. Consumables are stated at cost less any provision for obsolescence.

Accounts Receivables
2.17	Accounts Receivables

A receivable is recognized when the Group has an unconditional right to receive consideration. A right to receive consideration is unconditional if only the passage of time is required before payment of that consideration is due. If revenue has been recognized before the Group has an unconditional right to receive consideration, the amount is presented as a contract asset (see Note 2.11).

Receivables are stated at amortized cost using the effective interest method less allowance for credit losses (see Note 2.15).

Short-term Bank Deposits
2.18	Short-term Bank Deposits
Short-term bank deposits are cash invested in fixed-term deposits with original maturities ranging from more than three months to one year.
Cash and Cash Equivalents
2.19	Cash and Cash Equivalents

Cash and cash equivalents include cash in hand, deposits held at call with banks and other short-term highly liquid investments with original maturities of three months or less.

Government Grants
2.20	Government Grants

Government grants are recognized in the statements of financial position initially when there is reasonable assurance that they will be received and that the Group will comply with the conditions attaching to them. Grants that compensate the Group for expenses incurred are recognized as income in profit or loss on a systematic basis in the same period in which the expenses are incurred. Grants that compensate the Group for the cost of an asset are recognized as deferred income consequently are effectively recognized in profit or loss over the useful life of the asset as other income.

Borrowings
2.21	Borrowings

Borrowings are recognized initially at fair value, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost, any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the statements of income over the period of the borrowings using the effective interest method.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least twelve months after the statements of financial position date.

Share Capital
2.22	Share Capital

Ordinary shares are classified as equity.

Incremental costs directly attributable to the issuance of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.

Where any group company purchases the Company’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental costs (net of tax) is deducted from equity attributable to equity shareholders of the Company and no gain or loss shall be recognized in the statements of income.

Employee Benefits
2.23	Employee Benefits

(a)	Retirement benefits

The Group participates in defined contribution pension schemes. For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The contributions are recognized as employee benefit expenses when they are due. Prepaid contributions are recognized as an asset to the extent that a reduction in the future payments is available.

(b)	Medical insurance

The Group’s contributions to basic and supplementary medical insurances are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(c)	Housing benefits

One-off cash housing subsidies paid to PRC employees are charged to the statements of income in the year in which it is determined that the payment of such subsidies is probable and the amounts can be reasonably estimated.

The Group’s contributions to the housing fund, special monetary housing benefits and other housing benefits are expensed as incurred. The Group has no further payment obligations once the contributions have been paid.

(d)	Supplementary benefits

In addition to participating in local governmental defined contribution social insurance, subsidiaries of the Group also provide other post retirement supplementary benefits to their employees, including supplementary pension allowance, reimbursement of medical expenses and supplementary medical insurance. These post retirement supplementary benefits are accounted as defined benefit plan. The present value of the defined benefit obligation is included in non-current other obligations and salary and welfare payables (current portion). The liability is remeasured with sufficient regularity and the movement of the remeasurement is recognized in other comprehensive income, which is not allowed to reverse to profit and loss in subsequent period. As of December 31, 2018, the amount of the liability was RMB73 million (2017: RMB68 million).

(e)	Share-based compensation costs

The Group operates an equity-settled, share-based compensation plan. The fair value of the employee services received in exchange for the grant of the share options is recognized as an expense. The total amount to be expensed over the vesting period is determined by reference to the fair value of the share options granted at the grant date excluding the impact of any non-market vesting conditions (for example, revenue and profit targets) and is not subsequently remeasured. However, non-market vesting conditions are considered in determining the number of options that are expected to vest. At each statement of financial position date, the Group revises its estimates of the number of share options that are expected to vest. The Group recognizes the impact of the revision of original estimates, if any, in the statements of income of the period in which the revision occurs, with a corresponding adjustment to equity.

The equity amount is recognized in the employee share-based compensation reserve until either the option is exercised (when it is included in the amount recognized in share capital for the shares issued) or the option expires (when it is released directly to retained profits).

(f)	Restricted A-Share Incentive Scheme

Restricted shares granted by A-Share Company to the employees of the Group is treated as a capital contribution. The fair value of the core employee services received in exchange for the grant of the restricted shares is recognized as an expense over the vesting period, with a corresponding credit to equity. The total amount to be expensed is determined by reference to the fair value of the granted shares measured as of the grant date less the subscription price.

At the end of each reporting period, the Group revises its estimates of the number of restricted shares that are expected to be vested. The impact of the revision of the original estimates, if any, is recognized in profit or loss, with a corresponding adjustment to equity.

Accounts Payable
2.24	Accounts Payable

Accounts payable are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Accounts payable are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Provisions
2.25	Provisions

Provisions are recognized when the Group has present legal or constructive obligations as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount has been reliably estimated. Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of the pre-tax amount of expenditures expected to be required to settle the obligation that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as interest expense.

Revenue Recognition
2.26	Revenue Recognition

Income is classified by the Group as revenue when it arises from the provision of services and the sale of goods in the ordinary course of the Group’s business.

Revenue is recognized when control over a product or service is transferred to the customer, or the lessee has the right to use the asset, at the amount of promised consideration to which the Group is expected to be entitled, excluding those amounts collected on behalf of third parties. Revenue excludes value added tax or other sales taxes and is after deduction of any trade discounts.

Where the contract contains a financing component which provides a significant financing benefit to the customer for more than twelve months, revenue is measured at the present value of the amount receivable, discounted using the discount rate that would be reflected in a separate financing transaction with the customer, and interest income is accrued separately under the effective interest method. Where the contract contains a financing component which provides a significant financing benefit to the Group, revenue recognized under that contract includes the interest expense accreted on the contract liability under the effective interest method. The Group takes advantage of the practical expedient in IFRS 15 and does not adjust the consideration for any effects of a significant financing component if the period of financing is twelve months or less.

Further details of the Group’s revenue and other income recognition policies are as follows:

•	Voice usage and monthly fees are recognized when the services are rendered;

•	Revenue from the provision of broadband and mobile data services are recognized when the services are provided to customers;

•

Data and internet application service revenue, which mainly represent revenue from the provision of data storage and application, information communications technology and other internet related services, are recognized when services are rendered;

•

Other value-added services revenue, which mainly represents revenue from the provision of services such as short message, cool ringtone, personalized ring, caller number display and secretarial services to subscribers etc., are recognized when services are rendered;

•

Interconnection fees, which represent revenue received or receivable from other domestic and foreign telecommunications operators for the use of the Group’s telecommunications network, are recognized when services are rendered;

•

Revenue from transmission lines usage and associated services, which mainly represent income from offering lines and customer-end equipment to customers for usage and related services, are recognized upon fulfillment of services obligation over the respective usage and service period;

•	Standalone sales of telecommunications products, which mainly represent handsets and accessories, and telecommunications equipment, are recognized when title have been passed to the buyers;

•

The Group offers preferential packages to the customers which include the bundle sale of mobile handset and provision of service. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their standalone selling prices. Revenue relating to the sale of the handset is recognized when the title is passed to the customer whereas service revenue is recognized based upon the actual usage of the telecommunications service. The cost of the mobile handset is expensed immediately to the statements of income upon revenue recognition.

In general revenue from rendering of telecommunication services are recognized over-time upon fulfillment of services obligation, whereas revenue from sales of handsets and other telecommunications equipment, in case they are treated as separate performance obligations, are recognized at a point in time.

Interest income
2.27	Interest income

Interest income from deposits in banks or other financial institutions is recognized on a time proportion basis, using the effective interest method. For financial assets measured at amortized cost that are not credit-impaired, the effective interest rate is applied to the gross carrying amount of the asset. For credit impaired financial assets, the effective interest rate is applied to the amortized cost of the asset.

Dividend income
2.28	Dividend income
Dividend income is recognized when the right to receive payment is established.
Leases (as the lessee)
2.29	Leases (as the lessee)

(a)	Operating lease

Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor), including long-term prepayment for land use rights, are expensed in the statements of income on a straight-line basis over the period of the lease.

(b)	Finance lease

Leases of assets where the Group has substantially all the risks and rewards of ownership are classified as finance leases. Finance leases are capitalized at the commencement of the lease at the lower of the fair value of the leased assets and the present value of the minimum lease payments. The corresponding liabilities, net of finance charges, are recorded as obligations under finance leases. The interest element implicit in the lease payment is recognized in the statements of income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

(c)	Sale and leaseback

Under certain circumstances, the Group may enter into sale and leaseback arrangements whereby it sells certain assets and leases back a portion of those assets. The Group reviews the substance of each of these transactions to determine whether the leaseback is a finance lease or an operating lease. Where it is determined that the leaseback is an operating lease and (i) the Group does not maintain or maintains only minor continuing involvement in these assets, other than the required lease payments and (ii) these transactions are established at fair value, the gain or loss on sale is recognized in the statements of income immediately subject to any elimination of such gain or loss in accordance with Note 2.4 above. Any gain or loss on a sale and finance leaseback transaction is deferred and amortized over the term of the lease.

Borrowing Costs
2.30	Borrowing Costs

Borrowing costs are expensed as incurred, except for interest directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use, in which case they are capitalized as part of the cost of that asset. Capitalization of borrowing costs commences when expenditures for the asset and borrowing costs are being incurred and the activities to prepare the asset for its intended use are in progress. Borrowing costs are capitalized up to the date when the project is completed and ready for its intended use.

To the extent that funds are borrowed specifically for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined at the actual borrowing costs incurred on that borrowing during the period less any investment income on the temporary investment of those borrowings.

To the extent that funds are borrowed generally and used for the purpose of obtaining a qualifying asset, the amount of borrowing costs eligible for capitalization is determined by applying a capitalization rate to the expenditures on that asset. The capitalization rate is the weighted average of the borrowing costs applicable to the borrowings of the Group that are outstanding during the period, other than borrowings made specifically for the purpose of obtaining a qualifying asset. The amount of borrowing costs capitalized during a period should not exceed the amount of borrowing cost incurred during that period. Other borrowing costs are recognized as expenses when incurred.

Taxation
2.31	Taxation

(a)	Current income tax

The current income tax charge is calculated on the basis of the tax laws enacted or substantially enacted at the statements of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and establishes provisions where appropriate on the basis of the amount expected to be paid to the tax authorities.

(b)	Deferred income tax

Deferred tax assets and liabilities arise from deductible and taxable temporary differences respectively, being the differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Deferred tax assets also arise from unused tax losses and unused tax credits.

Apart from certain limited exceptions, all deferred tax liabilities, and all deferred tax assets to the extent that it is probable that future taxable profits will be available against which the asset can be utilized, are recognized. Future taxable profits that may support the recognition of deferred tax assets arising from deductible temporary differences include those that will arise from the reversal of existing taxable temporary differences, provided those differences relate to the same taxation authority and the same taxable entity, and are expected to reverse either in the same period as the expected reversal of the deductible temporary difference or in periods into which a tax loss arising from the deferred tax asset can be carried back or forward. The same criteria are adopted when determining whether existing taxable temporary differences support the recognition of deferred tax assets arising from unused tax losses and credits, that is, those differences are taken into account if they relate to the same taxation authority and the same taxable entity, and are expected to reverse in a period, or periods, in which the tax loss or credit can be utilized.

The limited exceptions to recognition of deferred tax assets and liabilities are those temporary differences arising from goodwill not deductible for tax purposes, the initial recognition of assets or liabilities that affect neither accounting nor taxable profit (provided they are not part of a business combination), and temporary differences relating to investments in subsidiaries to the extent that, in the case of taxable differences, the Group controls the timing of the reversal and it is probable that the differences will not reverse in the foreseeable future, or in the case of deductible differences, unless it is probable that they will reverse in the future.

The carrying amount of a deferred tax asset is reviewed at the end of each reporting period and is reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow the related tax benefit to be utilized. Any such reduction is reversed to the extent that it becomes probable that sufficient taxable profits will be available.

Dividend Distribution
2.32	Dividend Distribution

Dividend distribution to the Company’s shareholders is recognized as a liability in the Company’s financial statements in the period in which the dividends are approved by the Company’s shareholders.

Contingent Liabilities and Contingent Assets
2.33	Contingent Liabilities and Contingent Assets

A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group. It can also be a present obligation arising from past events that is not recognized because it is not probable that outflow of economic resources will be required or the amount of obligation cannot be measured reliably.

A contingent liability is not recognized but is disclosed in the notes to the financial statements. When a change in the probability of an outflow of economic resources occurs so that outflow is probable, the liability will then be recognized as a provision.

A contingent asset is a possible asset that arises from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Group.

A contingent asset is not recognized but is disclosed in the notes to the financial statements when an inflow of economic benefits is probable. When an inflow is virtually certain, an asset is recognized.

Earnings per Share
2.34	Earnings per Share

Basic earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is computed by dividing the income attributable to equity shareholders of the Company by the weighted average number of ordinary shares outstanding during the year, after adjusting for the effects of the dilutive potential ordinary shares.

Related parties
2.35	Related parties

(a)	A person, or a close member of that person’s family, is related to the Group if that person:

(i)	has control or joint control over the Group;

(ii)	has significant influence over the Group; or

(iii)	is a member of the key management personnel of the Group or the Group’s parent.

(b)	An entity is related to the Group if any of the following conditions applies:

(i)	The entity and the Group are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others);

(ii)	One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member);

(iii)	Both entities are joint ventures of the same third party;

(iv)	One entity is a joint venture of a third entity and the other entity is an associate of the third entity;

(v)	The entity is a post-employment benefit plan for the benefit of employees of either the Group or an entity related to the Group;

(vi)	The entity is controlled or jointly controlled by a person identified in (a); or

(vii)	A person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

Close members of the family of a person are those family members who may be expected to influence, or be influenced by, that person in their dealings with the entity.